UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 1, 2004
         --------------------------------------------------------------

                        AIRNET COMMUNICATIONS CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                000-28217                            59-3218138
        ------------------------         ------------------------------------
        (Commission file number)         (IRS Employer Identification Number)


                     3950 Dow Road, Melbourne, Florida 32934
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (321) 984-1990
       ------------------------------------------------------------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Explanatory Note

This amendment on Form 8-K/A relates to the Current Report on Form 8-K originally filed by the Registrant on July 14, 2004. As originally filed, that Current Report inadvertently mischaracterized under Item 5 the position to which a new member of the Registrant's Board of Directors had been appointed. Item 5 should read, in its entirety, as follows.

Item 5.  Other Events.

On July 14, 2004, the Registrant announced that Ronald W. White had been appointed to its Board of Directors and that Hans Morris had resigned from the Board of Directors.

A press release dated July 14, 2004 announcing these events is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c)  Exhibits


       Exhibit Number                       Exhibit Title
       --------------                       -------------

       Exhibit 99.1*                        Press Release dated July 14, 2004.

*  Previously filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                          AIRNET COMMUNICATIONS CORPORATION
                          Registrant



                          By:  /s/ Stuart P. Dawley, Esq.
                               ----------------------------------------------
                                Stuart P. Dawley, Esq.
                                Vice President, General Counsel and Secretary

Dated: July 22, 2004